SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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AFL-CIO Housing Investment Trust

(Name of Registrant as Specified In Its Charter)

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May 11, 2017

TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST

Enclosed is the Notice of a Special Meeting of Participants of the AFL-CIO Housing Investment Trust and a Proxy Statement describing the proposal to amend the Declaration of Trust to facilitate greater flexibility to invest in certain multifamily and debt investments and such other matters as may properly come up at the meeting. The term “multifamily” is a classification of housing that includes at least two housing units.

Also enclosed is a proxy card for each Participant noting exact name in which those Units are registered. A Participant that does not wish to send a representative to the meeting should vote its Units by mail, Internet or facsimile, as described herein, as soon as possible beginning May 11, 2017.

Sincerely,

/s/ Stephen Coyle

Stephen Coyle
Chief Executive Officer

Please Vote Promptly Commencing on May 11, 2017

SC/mo

opeiu #2, afl-cio

Enclosures

AFL-CIO Housing Investment Trust

NOTICE OF A SPECIAL MEETING OF PARTICIPANTS

To Participants, AFL-CIO Housing Investment Trust:

Notice is hereby given that a Special Meeting of Participants (the “Meeting”) of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust”), a District of Columbia common law trust, will be held at the offices of the Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037 on May 30, 2017 at 11:00 a.m. for the following purposes:

I.	To approve certain amendments to Section 3.3(d)(i) of the Declaration of Trust, including to: adopt an investment limit of 15% of the Trust’s assets for securities eligible for investment pursuant to that section; consolidate Sections 3.3(d)(i)(B) and (D) into newly revised Section 3.3(d)(i)(B) with additional clarifications; revise Section 3.3(d)(i)(C) to provide for a rating of “A” rather than “A-” to make the ratings requirement uniform in Section 3.1(d)(i); remove references to the term “top tier” which is no longer available or utilized by nationally recognized statistical rating organizations (“NRSROs”) or the market and substitute “a rating of “A” or better by S&P” in its place; provide that comparable ratings categories which exist across NRSROs can be utilized in lieu of a Standard & Poor’s (now known as “S&P Global Ratings” and herein referred to as “S&P”) rating without obtaining Trust Executive Committee approval relating to such ratings; eliminate Section 3.3(d)(i)(E) as duplicative with other provisions of the Declaration of Trust and superseded by Section 3.3(d)(i)(F); and make clarifications to Section 3.3(d)(i)(F).

II.	To approve certain amendments to Section 3.3(d)(iv) of the Declaration of Trust, including to: remove references to the term “top tier” which is no longer available or utilized by NRSROs or the market and substitute “a rating of “A” or better by S&P” in its place; provide that comparable ratings categories which exist across NRSROs can be utilized in lieu of an S&P rating without obtaining Trust Executive Committee approval relating to such ratings; eliminate Section 3.3(d)(iv)(A)(III) as duplicative with other provisions of the Declaration of Trust and superseded by Section 3.3(c) with respect to a portion and as inapplicable with respect to the remainder; and revise the rating requirement from “AA” to “A” for financial institutions providing letters of credit or other guaranties for bridge loans or interests in bridge loans to be acquired pursuant to Section 3.3(d)(iv)(A)(IV).

III.	To approve certain amendments to Section 3.3(d)(v)(A) of the Declaration of Trust to update the description of the Trust’s relationship with Building America CDE, Inc.;

IV.	To approve certain amendments to Section 3.3(h) of the Declaration of Trust to facilitate greater flexibility for the Trust to invest in certain non-housing securities by increasing the investment limit to 20% of the value of the Trust’s assets for securities eligible for investment pursuant to that section (including AAA-rated Commercial Mortgage-Backed Securities); and clarifying that investments made pursuant to other sections of the

Declaration of Trust, although also eligible under Section 3.3(h), are not constrained by this limit; and,

V.	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

April 28, 2017 as of the close of business has been fixed as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment.

By Order of the Board of Trustees,

/s/ Stephen Coyle

Stephen Coyle
Chief Executive Officer

Dated: May 11, 2017

AFL-CIO HOUSING INVESTMENT TRUST

PROXY STATEMENT

May 11, 2017

General Matters

This Proxy Statement and accompanying proxy card are being sent on May 11, 2017 in connection with the solicitation of proxies for use at a Special Meeting of Participants (the “Meeting”) of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust” or “HIT”) to be held at the offices of the Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037, on May 30, 2017, beginning at 11:00 a.m. and at any adjournment(s) thereof.

A copy of the Trust’s annual Report for the year ended December 31, 2016 including financial statements for the corresponding fiscal year, were previously mailed to each Participant entitled to vote at the Meeting. The Trust will furnish, without charge, a copy of the Annual Report for 2016 and the most recent Semi-Annual Report preceding the Annual Report to any Participant that requests one. Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, and directing the call to the Marketing and Investor Relations Department. Written requests may be directed to the Executive Vice President/Managing Director of Defined Benefit Marketing, AFL-CIO Housing Investment Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037. Reports may also be accessed on the Trust’s website at www.aflcio-hit.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE PARTICIPANTS MEETING TO BE HELD ON MAY 30, 2017:

The Proxy Statement, Proxy Card, Notice of Special Meeting of Participants, the related cover letter and a copy of the Trust’s two most recent Participant Reports are available at https://www.proxyonline.com using your proxy control number.

ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

At the Trust’s Special Meeting, Participants will act upon the matters outlined in the accompanying notice of Meeting, including:

(I)	the approval of the amendments to Section 3.3(d)(i) of the Declaration of Trust (“Declaration”) to:

●	adopt an investment limit of 15% of the Trust’s assets for securities eligible for investment pursuant to that section;

●	consolidate Sections 3.3(d)(i)(B) and (D) into newly revised Section 3.3(d)(i)(B) with clarifications;

●	revise Section 3.3(d)(i)(C) to provide for a rating of “A” to make the ratings requirement uniform in Section 3.1(d)(i);

●	remove references to the term “top tier” which is no longer available or utilized by nationally recognized statistical rating organizations (“NRSROs”) or the market and substitutes “a rating of “A” or better by S&P” in its place;

●	provide that comparable ratings categories which exist across NRSROs can be utilized in lieu of an S&P rating without obtaining Trust Executive Committee approval relating to such ratings;

●	eliminate Sections 3.3(d)(i)(E) as duplicative with other sections of the Declaration and superseded by Section 3.3(d)(i)(F); and,

●	make clarifications to Section 3.3(d)(i)(F).

(II)	the approval of certain amendments to Section 3.3(d)(iv) of the Declaration to:

●	remove references to the term “top tier” which is no longer available or utilized by NRSROs or the market and substitutes “a rating of “A” or better by S&P” in its place;

●	provide that comparable ratings categories which exist across NRSROs can be utilized in lieu of an S&P rating without obtaining Trust Executive Committee approval relating to such ratings;

●	eliminate Section 3.3(d)(iv)(A)(III) as duplicative with other sections of the Declaration and superseded by Section 3.3(c) with respect to a portion and as inapplicable with respect to the remainder; and,

●	revise the rating requirement from “AA” to “A” for financial institutions providing letters of credit or other guaranties for bridge loans or interests in bridge loans to be acquired pursuant to Section 3.3(d)(iv)(A)(IV).

(III)	the approval of amendments to Section 3.3(d)(v)(A) of the Declaration to update the description of the Trust’s relationship with Building America CDE, Inc.; and,

(IV)	the approval of certain amendments to Section 3.3(h) of the Declaration to:

●	facilitate greater flexibility for the Trust to invest in certain non-housing securities by increasing the investment limit to 20% of the value of the Trust’s assets for securities eligible for investment pursuant to that section (including AAA-rated Commercial Mortgage-Backed Securities);

●	clarify that investments made pursuant to other sections of the Declaration of Trust, although also eligible under Section 3.3(h), are not constrained by this limit.

WHO IS ENTITLED TO VOTE?

April 28, 2017 as of the close of business is the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the “Record Date”). As of the Record Date, there were 5,254,178.450 Units of Participation of the Trust outstanding. Each Unit of Participation is entitled to one vote. No shares of any other class of securities were outstanding as of that date.

Only Participants of record on the Record Date, or their duly appointed proxies, will be entitled to vote at the Special Meeting. As of the Record Date, the Trustees and employees of the HIT as a group owned no Units of Participation of the Trust. As of the Record Date, no

person was known by the HIT to own beneficially or of record 5% or more of Units of Participation of the HIT except as follows:

New York City Employees’ Retirement System.

Only Participants of record as of the close of business on the Record Date will be entitled to vote at the Meeting.

WHO CAN ATTEND THE MEETING?

All Participants as of the Record Date, or their duly appointed proxies, may attend the Meeting.

WHAT CONSTITUTES A QUORUM?

A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units outstanding as of the close of business on the Record Date. As of the Record Date, 5,254,178.450 Units of Participation of the Trust were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of Units considered to be present at the Meeting.

HOW DO I VOTE?

By Mail: If the proxy card that is enclosed with this Proxy Statement is properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees’ recommendations set forth thereon.

By Facsimile: If the proxy card that is enclosed with this Proxy Statement is properly executed and returned via facsimile to (718) 765-8730, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees’ recommendations set forth thereon.

By Internet: If the proxy card is properly voted through the Internet, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees’ recommendations set forth thereon. Online voting through the Internet will commence on May 11, 2017.

To vote by proxy through the Internet:

1)	Use a web browser to go to www.proxyonline.com
2)	Enter the Control Number provided on your Proxy Card.

* Please type the Control Number into the appropriate screen exactly as it is shown on your Proxy Card.

In Person: By attending the Meeting and voting your Units.

CAN I CHANGE MY VOTE AFTER GIVING A PROXY?

Yes. Any Participant giving a Proxy may revoke it at any time before it is exercised by giving written notice to the Trust bearing a date later than the date of the Proxy, by submission of a later dated Proxy, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a Proxy.

WHAT ARE THE BOARD OF TRUSTEES’ RECOMMENDATIONS?

Unless you give other instructions when you vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Trustees. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

●	FOR approval of amendments to Section 3.3(d)(i) of the Declaration to: adopt an investment limit of 15% of the Trust’s assets for securities eligible for investment pursuant to that section; consolidate Sections 3.3(d)(i)(B) and (D) into newly revised Section 3.3(d)(i)(B) with clarifications; revise Section 3.3(d)(i)(C) to provide for a rating of “A” to make the ratings requirement uniform in Section 3.1(d)(i); remove references to the term “top tier” which is no longer available or utilized by NRSROs or the market and substitutes “a rating of “A” or better by S&P” in its place; provide that comparable ratings categories which exist across NRSROs can be utilized in lieu of an S&P rating without obtaining Trust Executive Committee approval relating to such ratings; eliminate Sections 3.3(d)(i)(E) as duplicative of other sections of the Declaration and superseded by Section 3.3(d)(i)(F); and make clarifications to Section 3.3(d)(i)(F);

●	FOR approval of amendments to Section 3.3(d)(iv) of the Declaration to: remove references to the term “top tier” which is no longer available or utilized by NRSROs or the market and substitutes “a rating of “A” or better by S&P” in its place; provide that comparable ratings categories which exist across NRSROs can be utilized in lieu of an S&P rating without obtaining Trust Executive Committee approval relating to such ratings; eliminate Section 3.3(d)(iv)(A)(III) as duplicative of other sections of the Declaration and superseded by Section 3.3(c) with respect to a portion and as inapplicable with respect to the remainder; and revise the rating requirement from “AA” to “A” for financial institutions providing letters of credit or other guaranties for bridge loans or interests in bridge loans to be acquired pursuant to Section 3.3(d)(iv)(A)(IV);

●	FOR approval of certain amendments to Section 3.3(d)(v)(A) of the Declaration to update the description of the Trust’s relationship with Building America CDE, Inc.; and

●	FOR approval of certain amendments to Section 3.3(h) of the Declaration to facilitate greater flexibility for the Trust to invest in non-housing securities by increasing the investment limit to 20% of the value of the Trust’s assets for securities eligible for investment pursuant to that section (including AAA-rated Commercial Mortgage-Backed Securities) and clarifying that investments made pursuant to other sections of the Declaration of Trust, although also eligible under Section 3.3(h), are not constrained by this limit.

With respect to any other matter that properly comes before the Meeting or any adjournment or adjournments thereof, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

The vote required for approval of a proposal will be an affirmative vote of a majority of the Units represented in person or by proxy at the Meeting. Each Unit is entitled to one vote. Abstentions will not be included in the calculation of the number of Units voted affirmatively for a proposal.

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

The Proxy is being solicited by the Board of Trustees of the Trust through the mail. The cost of solicitation will be paid by the Trust. Further solicitation of proxies may be made by telephone or oral communication with some Participants following the original solicitation. Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor. The date on which proxy materials were first mailed to Participants was May 11, 2017.

APPROVAL OF AMENDMENTS TO DECLARATION OF TRUST

THE DECLARATION OF TRUST IS PROPOSED TO BE AMENDED AS FOLLOWS:

Proposal I: To approve amendments to Section 3.3(d)(i) of the Declaration of Trust (the “Declaration”) that: adopt an investment limit of 15% of the Trust’s assets for securities eligible for investment pursuant to that section; consolidate Section 3.3(d)(i)(B) and (D) into newly formed Section 3.3(d)(i)(B) with additional clarifications; revise Section 3.3(d)(i)(C) to provide for a rating of “A” to make the ratings requirement uniform in Section 3.1(d)(i); remove references to the term “top tier” which is no longer available or utilized by NRSROs or the market and substitutes “a rating of “A” or better by S&P” in its place; provide that comparable ratings categories which exist across NRSROs can be utilized in lieu or an S&P rating without obtaining Trust Executive Committee approval relating to such ratings; eliminate Section 3.3(d)(i)(E) as duplicative of other sections of the Declaration and superseded by Section 3.3(d)(i)(F); and make clarifications to Section 3.3(d)(i)(F), all as specifically set forth below.

●	Section 3.3(d)(i) shall be amended in relevant part as follows:

“Section 3.3. In respect of the investment of the assets belonging to Series A (as designated by the Trustees) , the Trustees shall have each of the following specific powers and authority in the administration of the Trust, to be executed in their sole discretion in accordance with the Investment Company Act of 1940, as amended (“Investment Company Act”):

* * * * *

(d)	To invest up to 30 percent of the value of all of the Trust’s assets in any of the following:

(i)	Construction and/or permanent loans, or securities backed by construction and/or permanent loans, or interests in such loans or securities, provided that the total principal amount of investments made under this Section 3(d)(i) that are outstanding at the time of their acquisition shall not exceed 15 percent of the value of all of the Trust’s assets; and provided further that:

* * * * *

(B)	(i) such loans or securities have a rating of “A” or better by S&P (or a comparable rating by another nationally recognized statistical rating agency) at the time of acquisition by the Trust and are issued ~~(with or without recourse)~~ or guaranteed, as the case may be, by a state or local housing finance agency ~~designated “top tier”~~, or (ii) such loans or securities issued or guaranteed, as the case may be, by a state or local housing finance agency with a general obligation rating of “A” or better by S&P (or a comparable rating by another nationally recognized statistical rating agency~~, as determined by the Executive Committee of the Trust~~) at the time of acquisition by the Trust~~;~~, and are ~~(i~~also in the case of investments under this clause (ii) only, (I) with full recourse (directly or by way of guaranty or indemnity) to such agency’s general credit and assets, or (~~ii~~II) secured by recourse to such assets of the agency or by such third party credit enhancement as to provide, in the judgment of management, protection comparable to a pledge of the agency’s general credit, or (~~iii~~III) backed by the “moral obligation” of the state in which such agency is located in the form of the state’s commitment to replenish any insufficiencies in the funds pledged to debt service on the obligations or similar commitment; or

(C)	such loans or securities are supported by a guaranty of at least the first 75 percent of the principal amount of such loans or securities under a state insurance or guarantee program by a state-related agency with a record of creditworthiness as evidenced by a rating of the agency or the obligations issued or guaranteed by such agency of at least “A~~-“~~” by S&P or a comparable rating by another nationally recognized statistical rating agency at the time of their acquisition by the Trust; or

(D)	~~such loans or securities are issued or guaranteed, as the case may be, by a state or local housing finance agency with a general obligation rating of “A” or better by S&P (or a comparable rating by another nationally recognized statistical rating agency, as determined by the Executive Committee of the Trust) at the time of acquisition by the Trust; and are (i) with full recourse (directly or by way of guaranty or indemnity) to such agency’s general credit and assets or (ii) backed by the “moral obligation” of the state in which such agency is located, in the form of the state’s commitment to replenish any insufficiencies in the funds pledged to debt service on the obligations or similar commitment; or~~

~~(E)~~	~~such loans are made by a state or local government or an agency or instrumentality thereof, including a state or municipal housing finance agency, and such loans or the securities backed by such loans are fully collateralized or secured in a manner satisfactory to the Trust by:~~

~~(I)~~	~~cash placed in trust or in escrow by a state or local government or agency or instrumentality thereof with an independent third party satisfactory to the Trust on terms and conditions satisfactory to the Trust; or~~

~~(II)~~	~~a letter of credit, insurance or other guaranty from an entity satisfactory to the Trust which has a rating (at the time of the Trust’s acquisition of the related loan, securities or interests in such loans or securities) which is at least “A” or better from S&P (or a comparable rating by another nationally recognized statistical rating agency, as~~

~~determined by the Executive Committee of the Trust); or~~ [Intentionally omitted.]

~~(F)~~	such loans are made by any lender acceptable to the Trust and such securities, loans or the securities backed by such loans are fully collateralized or secured in a manner satisfactory to the Trust by:

(I)	cash placed in trust or in escrow ~~by a state or local government or agency or instrumentality thereof~~ with an independent third party satisfactory to the Trust on terms and conditions satisfactory to the Trust; or

(II)	a letter of credit, insurance or other guaranty from an entity satisfactory to the Trust which has a rating (at the time of the Trust’s acquisition of the related loan, securities or interests in such loans or securities) which is at least “A” or better from S&P (or a comparable rating by another nationally recognized statistical rating agency~~, as determined by the Executive Committee of the Trust~~).”

Proposal II: To approve amendments to Section 3.3(d)(iv) of the Declaration to: remove references to the term “top tier” which is no longer available or utilized by NRSROs or the market and substitute “a rating of “A” or better by S&P” in its place; provide that comparable ratings categories which exist across NRSROs can be utilized in lieu of an S&P rating without obtaining Trust Executive Committee approval relating to such ratings; eliminate Section 3.3(d)(iv)(A)(III) as duplicative with other sections of the Declaration and superseded by Section 3.3(c) with respect to a portion and as inapplicable with respect to the remainder; and revise the rating requirement from “AA” to “A” for financial institutions providing letters of credit or other guaranties for bridge loans or interests in bridge loans to be acquired pursuant to Section 3.3(d)(iv)(A)(IV), all as specifically set forth below.

●	Section 3.3(d)(iv) shall be amended in relevant part as follows:

“Section 3.3. In respect of the investment of the assets belonging to Series A (as designated by the Trustees) , the Trustees shall have each of the following specific powers and authority in the administration of the Trust, to be executed in their sole discretion in accordance with the Investment Company Act of 1940, as amended (“Investment Company Act”):

* * * * *

(d)	To invest up to 30 percent of the value of all of the Trust’s assets in any of the following:

(iv)	Bridge loans or interests in bridge loans made to (i) the owners of single family or multifamily housing developments which are eligible to receive and have allocations or other rights to receive Low Income Housing Tax Credits under Section 42 of the Internal Revenue Code of 1986, as amended, and/or (ii) the owners of single family or multifamily housing developments which are eligible to receive and have allocations or other rights to receive Federal Rehabilitation Tax Credits under Section 47 of the Internal Revenue Code of 1986, as amended; provided that all of the following criteria are satisfied:

(A)	at the time of the Trust’s acquisition of such investment, such investment must be:
(I)	~~are~~ issued or guaranteed by a state or local housing finance agency designated “~~top tier~~A” by S&P (or designated comparably by another nationally recognized statistical rating agency~~, as determined by the Executive Committee of the Trust~~) with full recourse to the assets and credit of such agency (or in lieu of such full recourse, secured by such third party credit enhancement as to provide, in the judgment of management, security comparable to full recourse to the assets and credit of such agency); or

(II)	issued (with recourse) or guaranteed by a state or local agency which has a long term credit rating of “A” or better by S&P (or a comparable rating by another nationally recognized rating agency ~~approved by the Executive Committee of the Trust~~) for a bridge loan with a term of longer than 12 months and a short-term rating of A-1 or better by S&P (or a comparable rating by another nationally recognized rating agency ~~approved by the Executive Committee of the Trust~~) for a bridge loan with a term of less than 12 months; or

(III)	~~issued (with recourse) or guaranteed by FHA, GNMA, Fannie Mae, Freddie Mac or another entity with a credit rating of “AA” or better by S&P (or a comparable rating by another nationally recognized rating agency approved by the Executive Committee of the Trust) or fully collateralized by obligations issued (with recourse) or guaranteed by FHA, GNMA, Fannie Mae or Freddie Mac or another entity with a credit rating of “AA” or better by S&P (or a comparable rating by another nationally recognized rating agency approved by the Executive Committee of the Trust); or~~ [intentionally omitted];

~~(IV)~~	fully collateralized by a letter of credit or other guaranty by a bank or other financial entity with a credit rating of “~~AA~~A” or better by S&P (or a comparable rating by another nationally recognized rating agency ~~approved by the Executive Committee of the Trust~~);”

Proposal III: To approve amendments to Section 3.3(d)(v)(A) of the Declaration to update the description of the Trust’s relationship with Building America CDE, Inc., as set forth below.

●	Section 3.3(d)(v)(A) shall be amended in relevant part as follows:

“(A)    BACDE, ~~a wholly-owned subsidiary~~an affiliate of the Trust, or its designated subsidiary is a participant in the NMTC structure and a portion of the QEI will be used to provide a “qualified low income community investment” (“QLICI”) to a “qualified low income community business” (“QALICB”) to provide a portion of the funds for the acquisition and construction and/or rehabilitation of a housing or mixed use project or healthcare facility;”

Proposal IV: To approve amendments to Section 3.3(h) of the Declaration to facilitate greater flexibility for the Trust to invest in certain non-housing securities by increasing the investment limit for 20% of the value of the Trust’s assets for securities eligible for investment pursuant to that Section and clarifying that investments made pursuant to other sections of the Declaration, although also eligible under Section 3.3(h), are not constrained by this limit, as set forth below.

●	Section 3.3(h) shall be amended in relevant part as follows:

“Section 3.3. In respect of the investment of the assets belonging to Series A (as designated by the Trustees) , the Trustees shall have each of the following specific powers and authority in the administration of the Trust, to be executed in their sole discretion in accordance with the Investment Company Act of 1940, as amended (“Investment Company Act”):

* * * * *

(h)	To invest up to ~~15~~20 percent of the value of all of the Trust’s assets in any of the following instruments:

(i)	United States Treasury issues;

(ii)	Obligations which are either (a) issued or guaranteed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks or (b) backed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks and, at the time of their acquisition by the Trust, rated in one of the two highest rating categories by at least one nationally recognized statistical rating agency; and

(iii)	Commercial mortgage backed securities (“CMBS”) that at the time of their acquisition by the Trust are rated in the highest rating category by at least one nationally recognized statistical rating agency~~, subject to a limit of 10 percent of the value of all of the Trust’s assets.~~;

provided, however, for purposes of clarity, no investment shall be included in the 20 percent cap on this Section 3.3(h) if the Trust may invest in such security in another section of this Declaration.”

DISCUSSION

The Trust’s investment strategy is to manage a portfolio with superior credit quality, higher yield, and similar interest rate risk than its benchmark, the Bloomberg Barclays US

Aggregate Bond Index (the “Benchmark”), by focusing on high credit quality securities. The Trust’s investment strategy incorporates, among other things, the acquisition of construction-related multifamily securities to assist it in its efforts to seek to achieve competitive returns while also producing significant collateral benefits such as affordable housing and union construction job creation. The Trust believes the strategy is prudent and differentiates the Trust from other fixed-income investments. Over time, as the Trust’s asset base has increased, there has been a corresponding increase in the Trust’s demand for construction-related multifamily securities.

In recent years, the Trust’s asset level has experienced consistent growth while the market for high credit quality construction-related multifamily securities has simultaneously become increasingly competitive. With the Federal Housing Administration’s (“FHA”) production volume of FHA-insured multi-family loans remaining level and the reduced presence of the government-sponsored enterprises (“GSE”) in multifamily construction lending, acquisition of Housing Finance Agency (“HFA”) issued bonds has become a more important component of the Trust’s multifamily origination strategy. HFAs have continued to adapt their products to respond to higher underwriting and security standards to attract capital. These changes have included modifying the structure of HFA bond issuances and the nature of the collateral offered for those issuances. Among other things, the proposed modifications to the Declaration would help facilitate investments by the Trust in qualified HFA securities without materially changing its core investment requirements.

The investment authorities enumerated in the Declaration are designed, in part, to provide the ability for the Trust to make competitive investments within pre-determined risk parameters. To ensure that the Trust maintains the flexibility necessary to help its efforts to successfully achieve its investment strategy within a constantly evolving fixed-income market, such as the HFA market described above, the Board of Trustees (“Board”) has periodically amended the investment authorities set forth in the Declaration with Participant approval, as required. The Board now has determined that it is advisable to make what the Board believes are modest additional adjustments to its loan authority under its Declaration. As described more fully below, the proposed amendments to the Declaration are intended to provide greater flexibility for the Trust to make certain multifamily investments in a constantly evolving investment environment.

PROPOSAL I

The revisions to the Declaration as described in Proposal I are as follows:

●	Adopt a limit of 15% of the Trust’s assets (determined at time of purchase) for investments eligible to be acquired by the Trust pursuant to Section 3.3(d)(i) of the Declaration. This proposed 15% cap would be a subset within the current limitation of 30% of the Trust’s assets for all investments made pursuant to Section 3.3(d) of the Declaration;

●	Consolidate current Sections 3.3(d)(i)(B) and (D) of the Declaration into a newly revised Section 3.3(d)(i)(B) to provide that the Trust may look to the rating of the security or the rating of the issuer with its general obligation guarantee as a component investment eligibility. The consolidation of investment eligibility into Section 3.3(d)(i)(B) made Section 3.3(d)(i)(D) unnecessary and approval of Proposal I authorizes its deletion from the Declaration. The proposed changes also limit investments to 15% of the Trust’s total assets for state or local government/agency construction/permanent loans or securities rated A by S&P (or carrying an equivalent rating from another nationally recognized statistical rating organization);

●	Revise the current rating from “A-” to “A” for a state-related agency issuing a guaranty or the loans or securities guaranteed by a state-related agency for guaranteed loans or securities acquired pursuant to Section 3.3(d)(i)(C);

●	Update the Declaration of Trust to remove references to the term “top tier” in Section 3.3(d) of the Declaration. “Top tier” was a rating available to be issued by S&P to local and state housing finance agencies but is no longer available. The proposed amendments to Section 3.3(d) substitute a rating of “A” or better by S&P or a comparable rating by another nationally recognized statistical rating organization in lieu of formerly available “top tier” rating. The proposed changes to the Declaration also provide that comparable rating categories which exist across nationally recognized statistical rating organizations (“NRSRO’s”) can be utilized in lieu of an S&P rating without obtaining approval from the Executive Committee of the Trust relating to the comparability of such ratings;

●	Eliminate Section 3.3(d)(i)(E) of the Declaration as duplicative of and otherwise included and superseded by Section 3.3(d)(i)(F).

The revisions to Section 3.3(d)(i) of the Declaration set forth above are designed to provide the Trust with continued flexibility to assist the Trust in successfully executing its investment strategy in a continually evolving market environment. Currently, many state and local housing finance agency multifamily securities are issued as revenue bonds, not general obligations of the agency. Authorizing investment in A-rated multifamily securities is intended to permit the Trust to attempt to invest in such state and local securities, which it might not otherwise be permitted to acquire under the Declaration, while maintaining the Trust’s high credit quality investment strategy.

In addition, the proposed revisions are intended to clarify that the Trust can look to either the issuance or issuer rating, depending on the source of the guaranty or collateral for the security, when assessing authorization to invest in a security. Proposal I also would limit the Trust’s ability to invest in securities permitted by amended Section 3.3(d)(i) by placing a cap of 15% of the Trust’s assets at the time of acquisition of such securities.

The change to the Trust’s rating requirement, from AA to A, will enable it to increase the market of eligible municipal securities available for purchase. For example, in 2015, 36.5% of municipal issuances carried a rating of AA or higher, but 87.5% of the municipal issuances carried a rating of A or higher.1 This extended pool of potential investments will assist the HIT in its efforts to source more construction-related securities without materially altering its risk profile.

The risks inherent in the HIT’s municipal bond investments, as well as its other investments, include interest rate, prepayment/extension, credit, default, and liquidity risks. The Trust’s approach to managing credit and default risk has been to limit investments to highly rated

1 US Municipal Bond Defaults and Recoveries, 1970-2015, Moody’s Investors Service, August 15, 2016, Exhibit 4.

bonds. In the broader municipal market, the default experience of AA-rated bonds is extremely small and that of A-rated bonds is not significantly greater. From 1970 through 2015, the Year 10 Cumulative Default Rate of General Obligation AA-rated municipal securities were 0.01% compared to 0.02% for A-Rated securities.2

Defaults on HFA issuances, in particular, have been low across all ratings categories. According to Moody’s Investors Service, HFA multifamily defaults have been rare, and delinquencies are usually due to pockets of soft real estate markets, competitive forces, or steeply-escalating property operating expenses.3 From 1970 through 2015, there have only been 45 defaults, an annual default rate of 0.089%, across all ratings categories.4

The Trust seeks to strike an appropriate balance with these proposed changes to the Declaration as reflected in Proposal I. The Trust believes the benefits of providing more flexibility to make certain investments not currently being made by it outweighs any potential risk. The flexibility to invest in a slightly broader group of securities should aid in its efforts to enhance the performance of the Trust while maintaining its high credit quality strategy. The Trust’s view is that an action of the Participants to decline to approve the proposed changes to the Declaration would not have a material adverse impact. The adoption of these changes should assist the Trust in seeking to achieve its investment objectives without any material diminution of the value and quality of the Trust’s assets and without compromising its strategy of maintaining a higher credit quality than the Benchmark.

PROPOSAL II

The revisions described in Proposal II serve to:

●	update certain provisions of the Declaration to remove references to rating categories that are no longer available or utilized by nationally recognized statistical rating organizations (“NRSRO”) or the market, specifically references to the term “Top Tier”(a rating category previously issued by S&P that is no longer available);

●	to provide that comparable rating categories which exist across NRSRO’s shall be available in lieu of S&P ratings without the need for specific approval from the Executive Committee of the Trust relating to the comparability of such ratings;

●	eliminate Section 3.3(d)(iv)(A)(III) of the Declaration as duplicative of other sections of the Declaration and which are superseded by Section 3.3(c) with respect to the GSEs and inapplicable with respect to the remaining sections; and

●	revise the minimum credit rating requirement from “AA” to “A” (or comparable rating by another NRSRO) for banks or other financial entities issuing letters of credit or guaranties collateralizing bridge loans or interests in bridge loans acquired pursuant to Section 3.3 (d)(iv)(A)(IV) of the Declaration.

2 Ibid, Exhibit 15.

3 U.S. Housing Finance Agency Multifamily Methodology, Moody’s Investors Service, November 10, 2016.

4 Moody's Investor Service, US Municipal Bond Defaults and Recoveries, 1970-2015, May 31, 2016, Page 13.

The proposed revisions of the Declaration are intended to provide the Trust with the flexibility to invest in certain alternative securities currently available in the market. The Trust believes these revisions will benefit the Trust by affording it the opportunity to generate additional investment opportunities consistent with its investment strategy and its mission, which the Trust believes will increase opportunities to generate competitive returns while creating union construction jobs and affordable housing.

As noted in the discussion regarding Proposal I, the slight expansion of the Trust’s rating requirement, from AA to A, will enable it to increase the market of eligible municipal securities available for purchase. This extended pool of potential investments will assist the HIT in its efforts to source more construction-related securities without materially altering its risk profile.

As also noted in the discussion regarding Proposal I, the risks inherent in the HIT’s municipal bond investments, as well as its other investments, include interest rate, prepayment/extension, credit, default, and liquidity risks. The Trust’s approach to managing credit and default risk has been to limit investments to highly rated bonds. In the broader municipal market, the default experience of AA-rated bonds is extremely small and that of A-rated bonds is not significantly greater. Defaults on HFA issuances, in particular, have been low across all ratings categories.

The Trust seeks to strike an appropriate balance with these proposed changes to the Declaration as reflected in Proposal II. The Trust believes the benefits of providing more flexibility to make certain investments not currently being made by it outweighs any likely risk to the Trust. The flexibility to invest in a slightly broader group of securities should aid the Trust’s efforts to enhance performance while maintaining its high credit quality strategy. The Trust notes that it would not be materially negatively impacted if the requested amendments are not approved. Nevertheless, the Trust believes that adoption of these changes should assist it in seeking to achieve its investment objectives without any material diminution of the value and quality of its assets.

PROPOSAL III

The revision described in Proposal III is designed to update the Declaration to reflect the current relationship between the Trust and its affiliate, Building America CDE, Inc. (“BACDE”). On March 29, 2017, the Board authorized a structural reorganization of the Trust’s subsidiaries and approved the sale and transfer of BACDE to HIT Advisers, LLC, a wholly owned subsidiary of the Trust. The transaction was effected on April 7, 2017. Prior to that date, the Trust held a 100% direct ownership interest in BACDE. Such interest was reflected in Section 3.3(d)(v)(A) of the Declaration casting BACDE as a wholly-owned subsidiary.

The proposed revision does not reflect a material change. While reference to BACDE being “wholly-owned” in the Declaration is technically correct, the use of the term “affiliate” is more precise. Should the Trust’s Participants decline to approve the revision reflected in Proposal III, it will have no impact on the Trust’s relationship with BACDE or on the accuracy of the description currently set forth in the Declaration.

PROPOSAL IV

The amendments set forth in Proposal IV are intended to facilitate greater investment flexibility with respect to certain non-housing securities in a constantly changing and somewhat uncertain economic environment. Specifically, the proposed revisions to Section 3.3.(h) of the Declaration would:

●	replace the 15% limit on investing in Treasuries and government-sponsored enterprise (“GSE”) debt with a 20% limit;

●	replace the 10% limit on investing in AAA-rated Commercial Mortgage Backed Securities (“CMBS”) with a 20% limit;

●	clarify that the new 20% investment limitation for investments in Treasuries, GSE debt, and AAA-rated CMBS does not affect investments that are otherwise permitted in other sections of the Declaration.

Although the HIT portfolio currently holds only 2.3% of its assets in CMBS, this revision would provide greater flexibility within this investment category. In the event the GSEs are privatized or no longer issue mortgage-backed securities, the ability to invest a larger percentage of the Trust’s assets in AAA-rated CMBS could provide an important means for the Trust to invest in multifamily loan investments. Prior to the mortgage crisis in 2008, many multifamily loans were included into the CMBS executions and the GSEs purchased multifamily-directed CMBS securities.

Increasing the amount of capital permitted to be invested under Section 3.3(h) from 15% to 20% does not impact the HIT’s risk profile as it pertains to interest rate risk, liquidity, or leverage risk. However, the increase in the limitation for AAA-rated CMBS securities from 10% to 20% could increase the HIT’s credit risk. CMBS typically do not have credit enhancement provided by a government agency or instrumentality, instead each CMBS consists of different tranches which have varying exposure to principal loss. To limit the HIT’s credit exposure in this asset class and to minimize the corresponding credit risk in this sector, the proposed revision continues to limit HIT’s investment authorities to CMBS rated in the highest rating category by at least one NRSRO (e.g. S&P Global AAA). The HIT will continue to routinely monitor this market to assess the level of credit risk associated with this proposed enhanced investment authority.

These revisions to the Declaration are intended to provide additional flexibility while maintaining the Trust’s ability to achieve its high credit quality strategy. The Trust believes that it would not be materially negatively impacted if the requested amendments are not approved as set forth in Proposal IV, and that it will continue to seek to enhance performance by adhering to a disciplined high credit quality investment strategy notwithstanding this uncertain economic environment.

BOARD RECOMMENDATION

On March 29, 2017, the Board approved the proposed changes described in Proposals I, II, III and IV in their entirety. Notwithstanding the authority of the Trust under the Declaration’s broad investment authority to approve investments not specifically delineated in the Declaration, the Board has authorized the revisions described in the aforementioned Proposals subject to the approval of Participants. The Board has determined it is advisable and in the best interest of the Trust to make the proposed changes.

Although no one factor was determinative in the Board’s recommendation to seek these changes, the Board concluded the amendments to the Declaration would improve the ability of the Trust to make investments in a manner that would be beneficial and would also enable the Trust to successfully execute its investment strategy generally consistent within its established risk profile. In making its recommendation, the Board also considered potential risks that could result from the adoption of the proposed changes as described in more detail in each of the Proposals recommended to the Participants for approval. The Board concluded the likely benefits outweigh the potential risks.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE “FOR”

THe proposed amendmentS to the declaration of trust

set forth in proposal I, II, III & IV

PROPOSALS FOR SPECIAL MEETING OF PARTICIPANTS

Participants who wish to make a proposal to be included in the Trust’s proxy statement and form of proxy for the Trust’s Annual Meeting of Participants (expected to be held in December 2017 at the offices of the Trust, 2401 Pennsylvania Avenue, N.W., Suite 200, Washington, D.C. 20037) must cause such proposal to be received by the Trust at its principal office not later than June 30, 2017.

OTHER MATTERS

The Trust currently has no independent investment adviser.

At the date of this Proxy Statement, the Trustees know of no other matters that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Units represented by such Proxy in accordance with their best judgment.

Participants who are unable to attend the Meeting in person are urged to forward their Proxies commencing on May 11, 2017. A prompt response will be appreciated.

By Order of the Board of Trustees,

/s/ Stephen Coyle

Stephen Coyle
Chief Executive Officer

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY UNITS YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD
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2. BY INTERNET: Please go to https://www.proxyonline.com using your proxy control number found below

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CONTROL NUMBER

AFL-CIO Housing Investment Trust

SPECIAL MEETING OF PARTICIPANTS TO BE HELD ON MAY 30, 2017

The Units of Participation represented hereby will be voted in accordance with instructions contained in this Proxy.

The signer of this Proxy hereby ratifies and confirms all that said proxies or their substitutes or any of them may lawfully do so by virtue hereof. The signer hereby acknowledges receipt of the Notice of the Special Meeting of Participants to be held May 30, 2017 and the Proxy Statement dated May 11, 2017.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 30, 2017: The proxy statement is available online at https://www.proxyonline.com

PLEASE NOTE THAT ALL VOTES MUST BE TIME-STAMPED OR POSTMARKED
BY MIDNIGHT ON MAY 29, 2017.

AFL-CIO Housing Investment Trust Special Meeting of Participants	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name appears on this proxy card. When units are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

The signer hereby appoints Erica Khatchadourian and Thalia B. Lankin and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Special Meeting of Participants of the AFL-CIO Housing Investment Trust (the “Trust” or the “HIT”) to be held May 30, 2017, and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act on the following:

PROPOSALS		FOR	AGAINST	ABSTAIN

1.

To approve certain amendments to Section 3.3(d)(i) of the Declaration of Trust, including to: adopt an investment limit of 15% of the Trust’s assets for securities eligible for investment pursuant to that section; consolidate Sections 3.3(d)(i)(B) and (D) into newly revised Section 3.3(d)(i)(B) with additional clarifications; revise Section 3.3(d)(i)(C) to provide for a rating of “A” rather than “A-” to make the ratings requirement uniform in Section 3.1(d)(i); remove references to the term “top tier” which is no longer available or utilized by nationally recognized statistical rating organizations (“NRSROs”) or the market and substitute “a rating of “A” or better by S&P” in its place; provide that comparable ratings categories which exist across NRSROs can be utilized in lieu of a Standard & Poor’s (now known as “S&P Global Ratings” and herein referred to as “S&P”) rating without obtaining Trust Executive Committee approval relating to such ratings; eliminate Section 3.3(d)(i)(E) as duplicative with other provisions of the Declaration of Trust and superseded by Section 3.3(d)(i)(F); and make clarifications to Section 3.3(d)(i)(F);

		☐	☐	☐

2.	To approve certain amendments to Section 3.3(d)(iv) of the Declaration of Trust, including to: remove references to the term “top tier” which is no longer available or utilized by NRSROs or the market and substitute “a rating of “A” or better by S&P” in its place; provide that comparable ratings categories which exist across NRSROs can be utilized in lieu of an S&P rating without obtaining Trust Executive Committee approval relating to such ratings; eliminate Section 3.3(d)(iv)(A)(III) as duplicative with other provisions of the Declaration of Trust and superseded by Section 3.3(c) with respect to a portion and as inapplicable with respect to the remainder; and revise the rating requirement from “AA” to “A” for financial institutions providing letters of credit or other guaranties for bridge loans or interests in bridge loans to be acquired pursuant to Section 3.3(d)(iv)(A)(IV);	☐	☐	☐

3.	To approve certain amendments to Section 3.3(d)(v)(A) of the Declaration of Trust to update the description of the Trust’s relationship with Building America CDE, Inc.;	☐	☐	☐

4.	To approve certain amendments to Section 3.3(h) of the Declaration of Trust to facilitate greater flexibility for the Trust to invest in certain non-housing securities by increasing the investment limit to 20% of the value of the Trust’s assets for securities eligible for investment pursuant to that section (including AAA-rated Commercial Mortgage-Backed Securities); and clarifying that investments made pursuant to other sections of the Declaration of Trust, although also eligible under section 3.3(h), are not constrained by this limit; and,	☐	☐	☐

5.	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.	☐	☐	☐

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

The Trustees recommend a vote FOR the above items. ANY PROXY RECEIVED AND NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS.

THANK YOU FOR VOTING